UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2018

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30833 (Commission File Number)	04-3110160 (IRS Employer Identification No.)

40 Manning Road
Billerica, MA 01821
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 of the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 — Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On May 3, 2018, Bruker Corporation issued a press release announcing combined financial results as of and for the three months ended March 31, 2018.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information contained in the press release attached hereto as Exhibit 99.1, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those indicated by these statements.  Please refer to the cautionary note contained in the press release under the heading “Forward Looking Statements” for additional information regarding these forward-looking statements.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)                   Exhibits

                                         The following Exhibit relating to Item 2.02 shall be deemed “furnished,” and not “filed”:

99.1	Press release dated May 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: May 3, 2018	By:	/s/GERALD N. HERMAN
Gerald N. Herman
Interim Chief Financial Officer and Vice President